UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2023

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road

Midland, Virginia 22728

(Address of principal executive offices)

(540) 439-3266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SMID	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

On May 24, 2023, FORVIS, LLP (“FORVIS”) informed Smith-Midland Corporation (the “Company”) that FORVIS will cease their services as the Company’s independent registered public accounting firm for the year ended December 31, 2023 and will cease providing services to the Company as of May 24, 2023.

Prior to receiving notice from FORVIS, the Company has initiated a process to select a new accounting firm to serve as the Company’s new independent registered public accountant.

FORVIS’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal year ended December 31, 2022 and during the subsequent interim period through May 24, 2023, the Company had no disagreements with FORVIS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FORVIS, would have caused it to make reference to the subject matter of the disagreements in its reports for such periods.

Except for a material weakness in internal controls identified by the Company as described in Item 4 of its Form 10-Q for the fiscal quarter ended March 31, 2023 and in Item 9A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission (“SEC”). The material weakness identified in these reports involved the methodology initially used to estimate the allowance for doubtful accounts related to the fourth quarter 2022. Despite this weakness, FORVIS rendered an unqualified opinion on the Company’s consolidated financial statements for the fiscal year ended December 31, 2022. Management and the Company’s Audit Committee are fully committed to the continued improvement of our internal controls over financial reporting. The Company has worked diligently towards implementing improvements to its internal controls and management believes the process improvements made and to be made will remediate the identified control deficiency and strengthen the Company’s internal controls over financial reporting.

The Company provided FORVIS with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that FORVIS furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of FORVIS’s letter dated May 30, 2023, is filed as Exhibit 16.1 hereto.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Exhibit Description
16.1	Letter of FORVIS, LLP dated May 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2023
SMITH-MIDLAND CORPORATION

	By:	/s/ Stephanie Poe
Stephanie Poe Chief Financial Officer

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